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                                                                    Exhibit 99.1

MEDIA CONTACTS:                               INVESTOR RELATIONS CONTACTS:
John Vincenzo, 781-865-5468                   George Lieb, 781-865-4121
Kevin Nash, 781-865-3950                      Arleen Llerandi, 781-865-3544


                                                                    May 16, 2002


                GENUITY SHAREHOLDERS APPROVE REVERSE STOCK SPLIT

             BOARD OF DIRECTORS AGREES TO A REVERSE 20-TO-1 EXCHANGE

WOBURN, MASS. -- Genuity today announced that a proposal for a reverse 20-to-1 split of the company's common stock has been approved by its shareholders and its Board of Directors. The proposal was accepted by 96 percent of the Class A and Class B shares voted at the company's annual shareholders' meeting in Washington, D.C., on Thursday, May 16, 2002.

         "The approval of this action by Genuity stockholders and the Board clearly shows that it is in the best interest of our company," said Paul R. Gudonis, Genuity chairman and CEO. "Our Board is implementing the reverse stock split so that we will meet the minimum price requirements for listing on the NASDAQ National Market, thus facilitating trading in Genuity shares."

         The company anticipates that shares will begin trading at the split-adjusted stock price on the NASDAQ and the Nouveau Marche on Thursday, May 30, 2002. Upon completion of the reverse split, Genuity will have 11,175,220 shares of Class A and B common stock issued and outstanding.

         Also at the meeting, shareholders re-elected the following members to the Genuity Board of Directors for an additional three-year term: Paul J. Collins, retired vice chairman of Citigroup; John H. Dasburg, chairman, CEO and president of Burger King; Gordon Eubanks, president and CEO of Oblix, Inc.; and Benson P. Shapiro, the Malcolm P. McNair Professor of Marketing Emeritus at Harvard Business School.

ABOUT GENUITY

Genuity is a leading Internet infrastructure services provider and the first company in the industry to offer an eBusiness Network Platform. Genuity combines its Tier 1 network with its full portfolio of managed Internet services, including dedicated, remote and broadband access, Web hosting and Internet security to develop a platform for creating scalable and repeatable managed eBusiness solutions. With annual revenue of more than $1 billion, Genuity (NASDAQ: GENU and NM: Genuity A-RegS 144) is a global company with offices and operations throughout the U.S., Europe, Asia and Latin America. Additional information about Genuity can be found at www.genuity.com.

                                      # # #


                           FORWARD-LOOKING STATEMENTS

This announcement contains forward-looking statements. For each of these statements, Genuity Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. If future events and actual performance differ materially from Genuity's assumptions, actual results could vary significantly from the performance projected in these forward-looking statements.

These forward-looking statements are based on the company's current knowledge, beliefs, expectations and specific assumptions with respect to future business decisions. Accordingly, the statements are subject to significant risks, contingencies and uncertainties that could cause actual operating results, performance or business prospects to differ materially from those expressed in, or implied by, these statements. These risks, contingencies and uncertainties include, but are not limited to: expectations as to the company's future revenue, margins, expenses and capital requirements; the company's ability to develop and maintain a successful relationship with significant customers; the company's ability to successfully reduce its cost structure; the company's ability to successfully maintain and continue to strengthen its brand recognition; volatility of the market for certain products; and expansion decisions relating to our capacity and network infrastructure.

For a more detailed discussion of the risks and uncertainties of Genuity's business, please refer to the company's Annual Report on Form 10-K for the year ended December 31, 2001 as filed with the Securities and Exchange Commission and the Quarterly Report on Form 10-Q filed on May 15, 2002, which discuss in greater detail the important factors that could cause actual results to differ materially.

The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Further disclosures that the company makes on related subjects in its additional filings with the Securities and Exchange Commission should be consulted.